AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	PAGE 1 OF PAGES 3

2. AMENDMENT/MODIFICATION NUMBER	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUISITION NUMBER	5. PROJECT NUMBER *(If applicable)*
EDFSA09D0013P00117	NOV 25, 2019		

6. ISSUED BY CODE FSA-FS2
United States Department of Education
Federal Student Aid/Mission Support Group
830 First St NE - Suite 91F3
Washington DC 20202
Elvis Taylor 202-377-4013 elvis.taylor@ed.gov

7. ADMINISTERED BY *(If other than Item 6)* CODE
See Block 6

8. NAME AND ADDRESS OF CONTRACTOR *(Number, street, county, State and ZIP Code)*
NELNET SERVICING, LLC
121 S. 13TH STREET
SUITE 201
LINCOLN NE 68508
DUNS: 831078626
Cage Code: 5JZQ5

CODE 00030812 FACILITY CODE

(X)
[ ] 9A. AMENDMENT OF SOLICITATION NUMBER
9B. DATED *(SEE ITEM 11)*
[X] 10A. MODIFICATION OF CONTRACT/ORDER NUMBER EDFSA09D0013
10B. DATED *(SEE ITEM 13)* JUN 17, 2009

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended. [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*
See Schedule
Modification Amount: $0.00
Modification Obligated Amount: $0.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	
[ ]	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NUMBER IN ITEM 10A.
[ ]	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation data, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
[X]	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.212-4(c)(1) Contract Terms and Conditions - Commercial Items (Mar 2009) - TAILORED
[ ]	D. OTHER *(Specify type of modification and authority)*

E. IMPORTANT: Contractor [ ] is not [X] is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (*Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

The purpose of this modification is to modify FAR Clause 52.216-22 Indefinite Delivery. All other terms and conditions remain unchanged and in full effect. Please see continuation page.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*
Joe Popevis Executive Director

16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)*
Elvis Taylor, Contracting Officer
202-377-4013 elvis.taylor@ed.gov

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
[signature] *(Signature of person authorized to sign)*	11-25-19	Elvis Taylor Digitally signed by Elvis Taylor Date: 2019.11.26 13:28:45 -05'00' *(Signature of Contracting Officer)*	NOV 26, 2019

Previous edition unusable

STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

Continuation from block 14...

52.216-22 Indefinite Quantity (Oct 1995)

(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the "maximum." The Government shall order at least the quantity of supplies or services designated in the Schedule as the "minimum."

(c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor's and Government's rights and obligations with respect to that order to the same extent as if the order were completed during the contract's effective period; *provided*, that the Contractor shall not be required to make any deliveries under this contract after __December 15, 2019 through December 14, 2021.

(End of clause)

SCHEDULE Continued

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	Contracting Officer: Elvis Taylor, 202-377-4013, elvis.taylor@ed.gov Primary Contracting Officer Representative: Patrice Washington, (202) 377-3845, Patrice.Washington@ed.gov Alternate Contracting Officer Representative(s): Sabrina Ratchford, 202-377-3622, Sabrina.Ratchford@ed.gov Primary Technical Point of Contact: None Alternate Technical Point(s) of Contact: None				